Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
The undersigned, the Chief Executive Officer of Colonial Properties Trust (the “Company”), hereby certifies that, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to his knowledge on the date hereof:
(a)	The Form 10-K of the Company for the period ended December 31, 2009 filed on the date hereof with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 26, 2010	By:	/s/ Thomas H. Lowder
Thomas H. Lowder
Chief Executive Officer